SECURITIES AND EXCHANGE COMMISSION
                             	Washington, D.C. 20549



                                     	FORM 8-K

                  	Current Report Pursuant to Section 13 or 15(d) of
                        	The Securities Exchange Act of 1934



                   	Date of Report (Date of earliest event reported):
                                  	March 15, 1999



                                	THE PITTSTON COMPANY
                   	(Exact Name of registrant as specified in its charter)





                     Virginia               1-9148            54-1317776
                     (State or other       (Commission     (I.R.S. Employer
                      jurisdiction		        File Number)	 Identification No.)
                     of Incorporation)




                               1000 Virginia Center Parkway
                                     P. O. Box 4229
                              Glen Allen, VA    						23058-4229
                            (Address of principal					(Zip Code)
                             executive offices)



                                    	(804)553-3600
                  	(Registrant's telephone number, including area code)

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Item 5.  Other Events

The Registrant reports that, on March 15, 1999, it purchased 839,200 depositary shares of its Series C Cumulative Convertible Preferred Stock for $21 million. The Registrant also reports that the recent financial performance of the Minerals Group and the purchase of the Cumulative Convertible Preferred Stock is expected to significantly reduce or eliminate the ability to pay dividends on Minerals Group Common Stock. The Registrant's press release is attached as an exhibit to this report and incorporated herein by reference.


                                      	EXHIBITS

99(a)	Registrant's press release dated March 15, 1999.

                                      	SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE PITTSTON COMPANY
                                              (Registrant)



                                          By /s/ James B. Hartough
                                          Vice President - Corporate
                                    					   Finance and Treasurer


Dated: March 16, 1999

                                   	EXHIBITS



Exhibit		Description

99(a)		Registrant's press release dated March 15, 1999.